Vanguard Intermediate-Term Investment-Grade Fund Investment Strategy - Retail Prospectus [Member] - Vanguard Intermediate-Term Investment-Grade Fund	Jan. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	Under normal circumstances, at least 80% of the Fund’s assets will be invested in investment-grade securities (those of medium and high quality). The majority of these investments will have a dollar-weighted average maturity of 5 to 10 years. Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s Ratings or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. The Fund may invest in derivatives instruments, such as options, futures contracts, and other swap agreements.